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                                                                   EXHIBIT 10.14
                              AMENDMENT NUMBER ONE
                                       TO
                           MARKS BROS. JEWELERS, INC.
                  1998 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                  WHEREAS, Whitehall Jewellers, Inc., a Delaware corporation (the "Company"), formerly known as Marks Bros. Jewelers, Inc., has adopted and maintains a stock option plan for the benefit of certain non-employee directors titled the "Marks Bros. Jewelers, Inc. 1998 Non-Employee Director Stock Option Plan" (the "Plan"); and

                  WHEREAS, the Company desires to amend the Plan to reflect the change in the Company's name;

                  NOW, THEREFORE, pursuant to the power of amendment contained in Section 3.2 of the Plan, the Plan is hereby amended effective as of January 20, 1999, as follows:

                  1. The Plan is hereby renamed the "Whitehall Jewellers, Inc. 1998 Non-Employee Director Stock Option Plan" and all references to the title of the Plan contained therein are hereby amended to reflect the change in the Plan's name.

                  2. Section 1.1 of the Plan is hereby amended by substituting the name "Whitehall Jewellers, Inc." for the name "Marks Bros. Jewelers, Inc." as it appears therein and all other





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references to "Marks Bros. Jewelers, Inc." contained in the Plan are hereby changed to "Whitehall Jewellers, Inc.".

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its Chairman and attested by its Secretary on this 26th day of January, 1999.


                                             WHITEHALL JEWELLERS, INC.


                                             By:  /s/ Hugh M. Patinkin
                                                 ------------------------------
                                                            Chairman



ATTEST:


    /s/ John R. Desjardins
------------------------------
          Secretary











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